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                                                                   Exhibit 10.31



                            [AUGUST TECHNOLOGY LOGO]

                                    OVERVIEW
                                AUGUST TECHNOLOGY
                           ANNUAL INCENTIVE PLAN (AIP)
                       EFFECTIVE FOR THE FISCAL YEAR 2002


PURPOSE OF THE PLAN

August Technology's Annual Incentive Plan (AIP) is established to provide a bonus to participants who meet annual corporate performance goals.

ELIGIBILITY FOR PLAN

- The CEO will propose the eligible participants prior to the beginning of each calendar year. The Plan is generally intended for Officers, Vice Presidents, CTO, Chief Engineer, Directors and managers, as well as any other key employees such as key technical personnel.

- The Compensation Committee will review and approve the listing provided by the CEO at the beginning of the Plan year, subject to final approval by the Board of Directors.

- Participant must be employed at the end of the plan year to receive their respective bonus.

- Provisions are included in the plan to cover issues of death or disability.

DETERMINATION OF THE AWARD

The Bonus will be calculated based upon two measures: (1) satisfaction of the operating margin target; and (2) satisfaction of the revenue target, as determined by the plan matrix (shown below).

         The Bonus is calculated based on the following Plan Matrix:

                                                  Revenue (millions)
         ------------------------------------------------------------------------------------
         Operating      >$32.5     $34.6     $36.5      $38.4     $40.3     $42.2       $44.1
         Margin.
         ------------------------------------------------------------------------------------
         >4.7%          55%        65%       75%        80%       85%       90%         92.5%
         ------------------------------------------------------------------------------------
         5.2%           60%        70%       80%        85%       90%       95%         97.5%
         ------------------------------------------------------------------------------------
         5.7 %          65%        75%       85%        100%      110%      120%        130%
         ------------------------------------------------------------------------------------
         6.2%           70%        80%       90%        105%      115%      125%        135%
         ------------------------------------------------------------------------------------
         6.7%           75%        85%       95%        110%      120%      130%        140%
         ------------------------------------------------------------------------------------
         7.1%           77.5%      92.5%     97.5%      115%      125%      135%        145%
         ------------------------------------------------------------------------------------

         The participant will receive a percent of the target bonus based upon the satisfaction of the revenue and operating margin targets as set forth in the Plan Matrix. There is no interpolation between the points on the Plan Matrix (i.e., each is defined as a distinct achievement).



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If the Company does not achieve the minimum performance levels to participate in the above bonus structure:

      1) AND its revenue growth rate is equal to or greater than the Worldwide Semiconductor Capital Equipment annual revenue growth rate for 2002, as reported by DATAQUEST,

      2)    AND the company generates positive EBITDA;

then the following Alternative Matrix will be used to determine the Participant's Bonus.

                           -----------------------
                           Percentage        % of
                           Points Above      Target
                           Industry          Bonus
                           -----------------------
                           0 to 5 pts.       22.5%
                           -----------------------
                           6 to 10 pts       25%
                           -----------------------
                           11 to 15 pts      27.5%
                           -----------------------
                           16 to 20 pts      30%
                           -----------------------
                           21 to 25 pts      32.5%
                           -----------------------
                           >25 pts.          35%
                           -----------------------


PAYMENT OF AWARD

- Participant's Bonus will be equal to XX % of their annual base salary as defined above by the Plan Matrix or the Alternative Matrix . Subject to Board of Director approval, August Technology may propose an early partial payment ("Partial Bonus") of Participant's bonus equal to 30% of the Participant's Bonus, and where such Partial Bonus is paid, the Participant shall only be entitled to the Remaining Bonus defined as the remaining 70% of Participant's Bonus. Each participant will have the option to receive the Bonus in the following manner (and where a Partial Bonus and thus Remaining Bonus are paid, each shall calculated pro-rata):

            (1)   100% stock options*

            (2)   50% cash and 50% stock options**

            (3) Any participant with 5% or greater ownership, at December 31, 2002, will be awarded 100% cash

These stock options are fully vested at the time of grant. All stock option grants are subject to Board of Director approval. Should the Board of Directors decide not to grant the options, participants will receive 100% Cash.

*For 100% Incentive Stock Options, the number of Incentive Stock Options to be granted is calculated by dividing the total dollar value of the bonus by the closing stock price as of February 28, 2003 (or October 15, 2002 for the Partial Bonus, if any), and then multiplying by three.

**The number of Incentive Stock Options to be granted, is calculated by dividing 50% of the total bonus by the closing stock price as of February 28, 2003 (or October 15, 2002 for the Partial Bonus, if any), and then multiplying by three.

VALUATION OF STOCK OPTIONS AWARDED

- Valuation will be based on the closing stock price on February 28, 2003 (or October 15, 2002 for the Partial Bonus, if any).

TAX AND CASH FLOW CONSIDERATION

- Bonus or Remaining Bonus awards will be paid not later than 2 -1/2 months after the close of August Technology's fiscal year, except for the Partial Bonus which will be paid later than October 30, 2002.


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CHANGE IN CONTROL  (FOR CEO/PRESIDENT, OFFICERS, CTO, CHIEF ENGINEER AND VP'S)

- If >50% of the Company is sold during the year, and the participant is negatively impacted by the change of control as outlined below, then all Bonuses will be paid in full at 100% of target at the date of the change of control. Negative impacts include:

      -     Termination of employment

      -     Participant's status within the Company is adversely changed

      -     Or, the participant's salary is substantially reduced.


TIER STRUCTURE FOR ANNUAL INCENTIVE PLAN (AIP) PARTICIPANTS:


        --------------------------------------------------------------------------------------------------
                              % OF         COMPONENTS OF
              TIER            BASE       ANNUAL INCENTIVE           SELECTIONS           CHANGE OF CONTROL
                             SALARY          PLAN (AIP)              AVAILABLE              PROVISION?
        --------------------------------------------------------------------------------------------------
              CEO
          (co-founder)         90%        100% Corporate             100% Cash                 Yes
        --------------------------------------------------------------------------------------------------
            Officers           80%        100% Corporate        50%Cash/Options or             Yes
                                                                    100% Options
        --------------------------------------------------------------------------------------------------
              VP's             70%        100% Corporate        50%Cash/Options or             Yes
                                                                    100% Options
        --------------------------------------------------------------------------------------------------
        CTO, Chief Engr.       50%        100% Corporate             100% Cash                 Yes
         (co-founders)
        --------------------------------------------------------------------------------------------------
           Directors           35%        100% Corporate        50%Cash/Options or             No
                                                                    100% Options
        --------------------------------------------------------------------------------------------------
            Managers           20%        100% Corporate        50% Cash/Options or            No
                                                                    100% Options
        --------------------------------------------------------------------------------------------------



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